UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2022

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 CommScope Place, SE

Hickory, North Carolina 28602

(Address of principal executive offices)

Registrant’s telephone number, including area code: (828) 324-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COMM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 19, 2022 (the “Amendment No. 2 Effective Date”), CommScope Holding Company, Inc., its direct subsidiary, CommScope, Inc. (the “Parent Borrower”), and certain of the Parent Borrower’s wholly owned U.S. subsidiaries (such subsidiaries, together with the Parent Borrower, the “U.S. Borrowers”) entered into that certain Amendment No 2. (the “Amendment”) to that certain Revolving Credit Agreement, dated as of April 4, 2019 (as amended by that certain Amendment Agreement, dated as of August 11, 2021, and the Amendment, and as further amended, restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”), with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other lenders and issuing banks party thereto.

The Amendment, among other things, (i) refinanced in full all existing loans outstanding under the Revolving Credit Agreement immediately prior to the Amendment No. 2 Effective Date and (ii) replaced the existing revolving loan commitments outstanding under the Revolving Credit Agreement immediately prior to the Amendment No. 2 Effective Date with new commitments constituting “Tranche A Revolving Commitments” (as defined in the Revolving Credit Agreement) for borrowings denominated in U.S. dollars, euros and pounds sterling made to the U.S. Borrowers and “Tranche B Revolving Commitments” (as defined in the Revolving Credit Agreement) for borrowings denominated in euros, pounds sterling and Swiss francs made to the U.S. Borrowers and certain of the Parent Borrower’s wholly owned Irish, English and Swiss subsidiaries to be joined as borrowers under the Revolving Credit Agreement (such subsidiaries, the “European Borrowers” and, together with the U.S. Borrowers, the “Borrowers”). Prior to the joinder of any European Borrower, “Tranche A Loans” (as defined in the Revolving Credit Agreement) are available to the U.S. Borrowers in an aggregate amount equal to (i) the lesser of (x) $1.0 billion and (y) the “US Borrowing Base” (as defined in the Revolving Credit Agreement) minus (ii) the aggregate amount of all “Tranche A Revolving Credit Outstandings” (as defined in the Revolving Credit Agreement). From and after the joinder of any European Borrower, the Borrowers may reallocate an amount of the Tranche A Revolving Commitments to Tranche B Revolving Commitments, and “Tranche B Loans” (as defined in the Revolving Credit Agreement) will then be available to the Borrowers in an amount equal to (i) the lesser of (x) the Tranche B Revolving Commitments and (y) the sum of the “Irish Borrowing Base”, the “UK Borrower Base” and, solely in the case of any Borrower organized in Switzerland, the “Swiss Borrowing Base” (each as defined in the Revolving Credit Agreement) minus (ii) the aggregate amount of all “Tranche B Revolving Credit Outstandings” (as defined in the Revolving Credit Agreement). At no time will the aggregate commitments of the lenders under the Revolving Credit Agreement exceed $1.0 billion.

Furthermore, the Amendment: (i) replaced the London Interbank Offered Rate (LIBOR) as the benchmark rate for borrowings under the Revolving Credit Agreement with (1) the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (SOFR) for borrowings denominated in U.S. dollars, (2) EURIBOR for borrowings denominated in euros, (3) the Sterling Overnight Index Average (SONIA) for borrowings denominated in pounds sterling and (4) the Swiss Average Rate Overnight (SARON) for borrowings denominated in Swiss francs, in each case, subject to certain adjustments specified in the Revolving Credit Agreement; (ii) extended the maturity of the facility provided by the Revolving Credit Agreement and any amounts outstanding thereunder to the earliest of (x) September 30, 2027, (y) the date the commitments of the lenders under the Revolving Credit Agreement are reduced to zero and (z) 91 days prior to the maturity date of any other indebtedness of a “Credit Party” (as defined in the Revolving Credit Agreement) that has a scheduled maturity or weighted average life to maturity that is prior to September 30, 2027 (subject to certain exceptions); and (iii) made conforming changes to the Revolving Credit Agreement to reflect the foregoing. All other terms of the Revolving Credit Agreement remain materially unchanged.

This summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included, or incorporated by reference, in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1*

Amendment No 2. to Credit Agreement, dated as of October 19, 2022, by and among CommScope, Inc., as the Parent Borrower, CommScope Holding Company, Inc., as Holdings, the other Credit Parties party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and the other Lenders and Issuing Banks party thereto.

10.4	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The annexes, schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the Securities and Exchange Commission upon request.

INDEX OF EXHIBITS

Exhibit Number	Description
10.1

Amendment No 2. to Credit Agreement, dated as of October 19, 2022, by and among CommScope, Inc., as the Parent Borrower, CommScope Holding Company, Inc., as Holdings, the other Credit Parties party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and the other Lenders and Issuing Banks party thereto.

10.4	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2022	CommScope Holding Company, Inc.

	By:	/s/ Kyle D. Lorentzen
	Name:	Kyle D. Lorentzen
	Title:	Executive Vice President and Chief Financial Officer